UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CONCUR TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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This Schedule 14A contains the following documents relating to the proposed acquisition of Concur Technologies, Inc., a Delaware corporation (“Concur”), by Congress Acquisition Corp. (“Merger Subsidiary”), a Delaware corporation and wholly owned subsidiary of SAP America, Inc., a Delaware corporation (“Parent”), pursuant to the Agreement and Plan of Merger, dated September 18, 2014, by and among Parent, Merger Subsidiary and the Company:

1.	Email to employees of Concur (“Employees”) from S. Steven Singh, Chief Executive Officer and Chairman of the Board of Concur.

2.	Transcript of Video Interview with Mr. Singh and William R. McDermott, Chief Executive Officer of SAP SE.

3.	FAQ for Employees.

4.	Customer FAQ.

5.	Email to suppliers of Concur.

6.	Email to customers of Concur.

7.	Email to partners of Concur.

1.	Email to Employees from Mr. Singh.

Moments ago, our Board of Directors approved a definitive agreement for SAP to acquire Concur, and I wanted to share some thoughts about this news.

It is not uncommon for great companies like the one we are building to be approached by interested acquirers. For us, in evaluating whether to be part of a larger company, there is one central consideration. We focus on what the acquisition would mean to our stockholders and also to the people who have placed their trust in us. That means ensuring a great outcome for each of you, for our customers and partners, and of course, a great outcome for our stockholders.

For Raj, Mike and me, the personal dimension is central to our hearts. The key question we wanted to answer is, how will you be impacted? We feel a deep sense of responsibility to each of you. You trusted us enough to come work by our side, and you have invested more of yourself than we could have ever expected. Ensuring that each of you will be welcomed into any new company is essential, and with SAP, we’re confident that the skills and knowledge of our team – our entire team – are critical to the future success of SAP and, frankly a primary reason for their interest in this acquisition.

Our company has thrived because we have been consistently true to our vision, we have been willing to embrace change, and we are driven to innovate – all for the benefit of our customers. Through it all, we have led with our culture. And, while no two cultures are exactly the same, we believe we have found in SAP a company and leadership team with whom we share common values, a common operating language, and a deep desire to build an enduring, innovation-driven company that sets the bar in the industries that it serves. Most of all, they’re a company that gives the people that work there a chance to fulfill their own personal vision. That shared perspective is a key factor in our willingness to consider combining with SAP to become one company.

As you would expect, all of us have a deep commitment to our customers and our partners and their continued success. They place an amazing amount of trust in us every day. Any acquisition we would consider would need to be right for our customers and our ecosystem of partners. The opportunities enabled by cloud computing, mobile computing, and an ever more connected world, have enabled Concur and SAP, independently, to reshape the technology industry on behalf of our customers. I am excited about what we can do together.

We have been presented with an amazing opportunity to fulfill our vision. We have always dreamed big and imagined how the world should work. Envisioning a world of perfect things - the Perfect Trip, the Perfect Invoice, and the Perfect Expense Report. We’re going to continue pursuing that vision, and we’ll do so with the resources and commitment of a company that has made a big bet on our future.

We are excited to get to know our new partners at SAP, and to start that process, I want to share a conversation with Bill McDermott, the CEO of SAP.

I know you have a lot of questions. Over the hours and days ahead, we will gather to talk about this news, and will do our best to answer all of your questions and address all of your concerns. We have set up an email alias for questions, a chatter group to encourage discussion, and have a box folder with FAQs and detailed information about a range of related issues.

This is a big event in our history and in the broader software industry, but from a day-to-day perspective, this deal doesn’t change a lot about what we have to do. We get to innovate on big ideas and help our customers do some amazing things, all while continuing to work with people we have come to trust and care for along the way.

Tomorrow morning, our focus is to deliver on the vision of the Perfect Trip, the Perfect Invoice and the Perfect Expense Report, just as it was yesterday.

I look forward to writing the next chapter of the Concur story, with all of you.

Thank you,

SS

Forward Looking Statements

Statements in this communication regarding the proposed transaction between the SAP Group and Concur, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of the SAP Group and Concur constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all; the possibility that the parties may be unable to achieve expected benefits of the Merger within the expected time-frames or at all; inability to integrate Concur’s operations into those of the

SAP Group successfully; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with current employees and customers) may be greater than expected following the transaction; any failure to retain Concur employees; competition facing the SAP Group and Concur is intense and may pose unexpected future challenges; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2013 filed with the SEC and in its most recent interim report on Form 6-K filed July 21, 2014 with the SEC, and Concur’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and in its most recent Quarterly Report on Form 10-Q filed with the SEC. The SAP Group and Concur assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition of Concur, Concur intends to file relevant materials with the SEC, including Concur’s preliminary proxy statement and its definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS OF CONCUR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCUR’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Concur at https://www.concur.com/en-us/investors/contact.

SAP and its directors and executive officers, and Concur and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concur’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 21, 2014. Information about the directors and executive officers of Concur is set forth in the proxy statement for Concur’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2014. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available. As of September 16, 2014, Concur’s directors and executive officers collectively owned approximately 1,336,909 shares of Concur’s common stock, which represented approximately 2% of the outstanding shares of Concur’s common stock as of such date. A more complete description of these arrangements and the interests of Concur’s directors and executive officers with respect to the Merger will be available in the Proxy Statement.

2.	Transcript of Video Interview with Mr. Singh and Mr. McDermott.

TRIFILM PRODUCTIONS

“140201 - CONCUR 9/11/14 ANNOUNCEMENT”

INTERVIEW WITH STEVE SINGH, BILL MCDERMOTT

PRODUCER: MIKE MORRISROE

MEDIA ID: 2014-09-11_CONCUR_TRANSCRIPTS.MP3

00:00:00:00	(OFF-MIC CONVERSATION)

STEVE SINGH:

00:00:05:00 Hi everybody. So, we have some big news today. And— you know, obviously, I’ve had a chance to— to think about this and— and— and—

00:00:15:00	(OFF-MIC CONVERSATION)

STEVE SINGH:

00:00:36:00 Hi everyone. You know, obviously, we announced some very big news today. And— this is something that— you know, I knew one day may actually happen. As— I gotta tell you, first of all, I’m honored that all of you have been a part of our company, part of Concur, a very special place for 21 years. And—

00:00:57:00	(OFF-MIC CONVERSATION)

STEVE SINGH:

00:01:09:00 Hi, everyone. Thanks for joining us— today. So obviously, some very big news— that we announced today. And— I’ve got this— wonderful gentleman that’s sitting next to me who I’m gonna introduce you to in just a second. You know, this is a very special place. One— one of the— the things that I love about our company is how much we care about each other. How much our culture and our values means to us.

00:01:31:00 And Mike and I and Raj knew, when we started the company 21 years ago, that there could be a day— that comes that Concur is a part of a much better, bigger, stronger organization. And, while we’ve always had the view that we wanna k— keep building our business and growing it and solving some really meaty— meaty problems and big problems, creating a world— in— in a way that we thought did not exist, right?

00:01:55:00 You’ve heard me say this before, that we want to take our little corner (NOISE) of the world and make it perfect. The whole idea behind the perfect trip, the perfect invoice or the perfect expense report. And this is a mission that we’ve been on for years and years and years.

00:02:08:00 And I gotta tell you, I’m honored that so many of you have chosen to be on that mission with us. Sev— several of you have been here for almost 20 years now. I know a lot of you who’ve joined our company recently. I— I will tell you, about two or three years ago, I met— Bill McDermott. How are you, sir?

BILL MCDERMOTT:

00:02:25:00	How are you, Steve? (MIC NOISE)

STEVE SINGH:

00:02:25:00	Good to see you again—

BILL MCDERMOTT:

00:02:25:00	How you doin’? Good to see you.

STEVE SINGH:

00:02:27:00 I met Bill— two or three years ago. And— it was a part of a conversation where we were just tryin’ to get to know each other. And, one of the things that— that I walked away— with from that meeting was w— frankly, what a nice guy— that Bill was— and how much our values were very, very similar.

00:03:12:00 And he’s taking on this massive challenge of how do you continue to not only thrive in the ERP market, but how do you— how do you add to that wonderful company the capacity to (UNINTEL) Cloud services? And, as Bill and I got to (NOISE) know each other— just— a handful of months ago, we decided— to— to (NOISE) catch up again. And we arrived at a decision that said, “It makes sense for our two companies to come— to come together.”

00:04:10:00 So I wanna make sure that, first of all, let’s start with introducing you to Bill. And then maybe— we can— have a little conversation about— some of the things that we think might be on your mind that were certainly on our mind— when we first started talking. So, please welcome Bill McDermott.

BILL MCDERMOTT:

00:04:25:00	Thank you very much, Steve. I really appreciate the warm—

STEVE SINGH:

00:04:28:00	Nice to see you again—

BILL MCDERMOTT:

00:04:28:00 —introduction. Great to see (NOISE) you. And maybe I— just— a moment to say thank you very much to Steve— for the trust and the friendship that we have built over these three years—

STEVE SINGH:

00:04:38:00	Absolutely.

BILL MCDERMOTT:

00:04:39:00 —I guess together. I have an amazing, amazing feeling about Concur and an amazing respect for you as— a leader.

STEVE SINGH:

00:04:48:00	It’s mutual, thank you.

BILL MCDERMOTT:

00:04:49:00 And to all the colleagues that (NOISE) you have in Concur. You guys have done an unbelievable job and you’ve built a great, (NOISE) great company. As I— I thought about this discussion with Steve, I think the best thing about this conversation is we are like-minded as it relates to our focus on people, our focus on customers and our focus on building great things and great companies. And together, I think everyone can really achieve a lot more here.

00:05:19:00 If you look at your business, you know, a lot of it is— captured in the United States, which is fantastic. And perhaps SAP’s global reach (NOISE) can be helpful to you. We have one single vision at SAP. That is to help the world run better and improve people’s lives. And when I see your application, I love your application because it’s a context aware application. It brings the best of the mobile world, the best of data and the best of the consumer experience to bear.

00:05:53:00 So you are really helping improve people’s lives. It makes their jobs easier, it makes ‘em happier, it makes ‘em more productive and it makes the companies they serve more productive. And it drives value across the entire chain. So I’m really proud to be with you. And I do wanna make one very clear statement, and that is simply this is not the end of anything for any of you— meaning the Concur colleagues. And certainly not for Steve.

00:06:25:00 We have very bold ambitions as SAP. We actually think, in some ways, you’ll (NOISE) help change us for the better. And maybe we’ll do a little bit to help change you for the better. But Steve will be a substantial leader in the SAP company, a colleague and a dear friend of mine personally. (MIC NOISE) And I hope that every Concur employee understands the solemn promise is things can only get better for you. They can’t get worse (NOISE) ‘cause we want every one of you in the pitch so we continue to move momentum all over the world just the way you’ve done for the last 20 plus years. So that’s the promise.

STEVE SINGH:

00:07:04:00	Thank you, my friend.

BILL MCDERMOTT:

00:07:04:00	Okay?

STEVE SINGH:

00:07:05:00	Thank you.

BILL MCDERMOTT:

00:07:05:00	That’s how we roll.

STEVE SINGH:

00:07:06:00	So I’m gonna ask you a couple questions.

BILL MCDERMOTT:

00:07:07:00	Yes, please.

STEVE SINGH:

00:07:08:00 But, before I do that, I wanna tell you a little bit about Bill. So, one of the things that— as a CEO— of a public company myself, one of the things that— I have a tremendous amount of respect for is the commitment and— and— and— and the forward thinking approach that certain CEOs have when— when building their businesses, right?

00:07:27:00 So it’s easy to say, “Hey, you know what? There’s a interesting— acquisition we can make where it’s— it’s relatively inexpensive and we can take that and cut a bunch of costs and— and go drive a lotta shareholder value.” Great CEOs, great companies, what they do is they look at it and say, “Are there best in class companies that we can bring into the— our greater fold and go accelerate those companies?” And I gotta tell you, that’s one of the things I’ve admired about what Bill’s done at SAP— when— in the acquisition of— of— success factors, acquisition of Ariba, Fieldglass and Hybris.

00:07:58:00 Best in class companies brought into the SAP fold and accelerated. And one of the other— you know, amazing attributes of how SAP does— acquisitions is that they embrace the culture and the— and the values and the people of the companies that are being brought into SAP. And I realize that, for everyone who’s sitting here, listening to this message, you’re gonna be thinking about, “What does this mean to me personally?”

00:08:22:00 What you oughta hear from me— and I know that— that Bill feels the same way, is that this is an opportunity to take what we were already doing and go accelerate it. Take what we were already great at and say, “How do we become better at it?”

00:08:34:00 And how do we leverage the amazing colleagues that we’re now going to go— be a part of at— at SAP, the 67,000— incredible individuals at SAP and say, “How do we learn from them? And how do we share s— some of the things that we’re great at with them.” So, Bill, I don’t know. Do you wanna comment at all about— what do you see the next year— looking like for us? Is— do you— is— is the mission of Concur gonna be different?

BILL MCDERMOTT:

00:08:57:00	Well, the first thing is— I wanna be your biggest customer. (MIC NOISE) (LAUGH) You know—

STEVE SINGH:

00:09:01:00	I think we (UNINTEL)—

BILL MCDERMOTT:

00:09:02:00 —I got 67,000 people that will love to be running on Concur. And, as an ecosystem of 2.1 million people that are engaged with the SAP franchise, that I have a feeling would also benefit from Concur, just for starters. But here’s the idea. I think the idea for everybody in the company is to recognize that, in a certain sense, nothing changed. You’re still Concur.

00:09:29:00 That brand equity is huge and nothing happens to that. The world that you live in today is the same one that you’ve lived in for the entire time you’ve been employed here. I think the big idea here is, please know that we have made— a commitment to each other that things will only get better. The opportunities will only get bigger. And we’ve got a lotta ridin’ on this bein’ very successful. And it can’t be very successful unless every employee is equally as engaged and motivated as they are today. So that’s the first thing.

00:10:01:00 Let’s make sure you understand we want every one of you. We got a huge— mission here. And the momentum has to keep rockin’. The— the second thing is the customer has to win. The customer always has to win. So if we could just keep (MIC NOISE) our minds on doing the right thing for the customer and the customer’s customer as we engage together, and focus only on them and not internal bureaucracies and worrying about things that aren’t there, there’s no ghosts. (LAUGH)

STEVE SINGH:

00:11:26:00 Yeah. You know, one of the things that— has always driven me and Mike and Raj— and frankly, our entire executive team, has been that great companies endure and— and— and prosper long after the founders, right? I will be— an old man sitting in a wheelchair one day and— and watching my— my company, now a part of SAP, continue to thrive.

00:11:49:00 And— and I will tell you, that’s— that opportunity’s only magnified substantively w— with this partnership. Right, the— the ability to say, “Can we go from 25,000 customers to 250,000 customers, that’s what excites me. That’s what I know my team is gonna get excited about.

BILL MCDERMOTT:

00:12:05:00 Exactly. And I also think— from the team point of view, and also you as you continue to run Concur— (LAUGH) you’re not gettin’ off the hook (LAUGH) here.

STEVE SINGH:

00:12:12:00	Not a chance—

BILL MCDERMOTT:

00:12:12:00 And, by the way, and a whole lotta us— other parts of SAP. (LAUGH) So your job just got even bigger, thank goodness.

STEVE SINGH:

00:12:19:00	I’m looking forward to it.

BILL MCDERMOTT:

00:12:19:00 I need a break, man, you know? (LAUGH) Gimme a hand here, will you? But, you know, with all that goin’ on, I think the— the team of Concur actually has a beautiful situation (MIC NOISE) which I would liken to friends with benefits. It’s, like, (MIC NOISE) y— y— you’re friends in the pitch with SAP, and you’re gonna get a lotta benefits because you got a big company and a global reach.

00:12:41:00

STEVE SINGH:

00:12:57:00 Yeah. I couldn’t agree more. So look, a lot for you to digest today. I hope that you— you— you— you take it into your heart and you look at it and say, “This is nothing but an amazing opportunity for— for every single person— at this amazingly wonderful company.” And again, we’re gonna be part of a much bigger m— and just equally wonderful— company.

00:13:18:00 Here’s what I— I— I’ll ask of you. Think about how you can take what you have today and make it better. Think about how we can do better as a part of SAP. Bill and I are going to— go to all of our field offices over the course of the next several quarters. We wanna be able to spend time with you and— and— and build onto any level of depth you’d like on, not just what is the— the ongoing mission of Concur and how much does it get better, but how can we help SAP? How can SAP help us? How do we win together? Thank you so much. We’re really lookin’ forward to— to— to seeing you— in the— in the field very, very shortly.

BILL MCDERMOTT:

00:13:54:00	Thanks, everybody.

STEVE SINGH:

00:13:57:00	Sir, thank you.

BILL MCDERMOTT:

00:13:57:00	Steve.

STEVE SINGH:

00:13:58:00	That was—

BILL MCDERMOTT:

00:13:58:00	Dynamite, man.

STEVE SINGH:

00:13:58:00	That was— that was fantastic.

BILL MCDERMOTT:

00:13:59:00	Dynamite. Thank you. (LAUGH)

00:14:00:00	(OFF-MIC CONVERSATION)

* * *END OF TRANSCRIPT* * *

Forward Looking Statements

Statements in this communication regarding the proposed transaction between the SAP Group and Concur, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of the SAP Group and Concur constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all; the possibility that the parties may be unable to achieve expected benefits of the Merger within the expected time-frames or at all; inability to integrate Concur’s operations into those of the SAP Group successfully; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with current employees and customers) may be greater than expected following the transaction; any failure to retain Concur employees; competition facing the SAP Group and Concur is intense and may pose unexpected future challenges; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2013 filed with the SEC and in its most recent interim report on Form 6-K filed July 21, 2014 with the SEC, and Concur’s Annual Report on Form 10-K for the

fiscal year ended September 30, 2013 and in its most recent Quarterly Report on Form 10-Q filed with the SEC. The SAP Group and Concur assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition of Concur, Concur intends to file relevant materials with the SEC, including Concur’s preliminary proxy statement and its definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS OF CONCUR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCUR’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Concur at https://www.concur.com/en-us/investors/contact.

SAP and its directors and executive officers, and Concur and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concur’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 21, 2014. Information about the directors and executive officers of Concur is set forth in the proxy statement for Concur’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2014. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available. As of September 16, 2014, Concur’s directors and executive officers collectively owned approximately 1,336,909 shares of Concur’s common stock, which represented approximately 2% of the outstanding shares of Concur’s common stock as of such date. A more complete description of these arrangements and the interests of Concur’s directors and executive officers with respect to the Merger will be available in the Proxy Statement.

3.	FAQ for Employees.

SAP ACQUISITION OF CONCUR

FAQ for Concur Employees

This document is designed to help answer common questions related to SAP’s intended acquisition of Concur, including its solutions and assets. This is a document only for Concur employees. Any questions on SAP’s acquisition strategy from external sources (i.e., media) should be forwarded to Andy Kendzie, SAP, at +1 202 312-3919, andy.kendzie@sap.com (ET) or Ali Kramer, Concur, at +1 (206) 455-2747, ali.kramer@grayling.com . Your questions will be answered as best we can given that we are very early in the process and have not yet closed the transaction. This transaction is subject to Concur stockholder approval, receipt of regulatory approval and satisfaction of other customary closing conditions which are necessary for a successful close of the transaction.

©2014 SAP AG. All rights reserved.

SAP, R/3, SAP NetWeaver, Duet, PartnerEdge, ByDesign,

SAP BusinessObjects Explorer, StreamWork, and other SAP products and services mentioned herein as well as their respective logos are trademarks or registered trademarks of SAP AG in Germany and other countries.

Business Objects and the Business Objects logo, BusinessObjects, Crystal Reports, Crystal Decisions, Web Intelligence, Xcelsius, and other Business Objects products and services mentioned herein as well as their respective logos are trademarks or registered trademarks of Business Objects Software Ltd. Business Objects is an SAP company.

Sybase and Adaptive Server, iAnywhere, Sybase 365, SQL Anywhere, and other Sybase products and services mentioned herein as well as their respective logos are trademarks or registered trademarks of Sybase, Inc. Sybase is an SAP company.

All other product and service names mentioned are the trademarks of their respective companies. Data contained in this document serves informational purposes only. National product specifications may vary.

These materials are subject to change without notice. These materials are provided by SAP AG and its affiliated companies (“SAP Group”) for informational purposes only, without representation or warranty of any kind, and SAP Group shall not be liable for errors or omissions with respect to the materials. The only warranties for SAP Group products and services are those that are set forth in the express warranty statements accompanying such products and services, if any. Nothing herein should be construed as constituting an additional warranty.

About SAP, Concur, and Acquisition Highlights

Who is SAP?

As market leader in enterprise application software, SAP (NYSE: SAP) helps companies of all sizes and industries run better. From back office to boardroom, warehouse to storefront, desktop to mobile device – SAP empowers people and organizations to work together more efficiently and use business insight more effectively to stay ahead of the competition. SAP applications and services enable more than 261,000 customers to operate profitably, adapt continuously, and grow sustainably. For more information, visit www.sap.com

Why is SAP acquiring Concur?

SAP’s strategy is to be THE Cloud Company and this means helping customers “Run simple” across everything that they do. SAP’s acquisition of Concur is another bold step forward in executing on this winning strategy. Concur is the market leader in the multi-billion dollar travel and expense market. The Concur platform will help fulfill this promise by enabling customers to simplify existing, complex processes with a globally scaled platform for travel and expense management.

What will happen to the Concur brand?

SAP’s approach to Cloud companies has been to operate them as independent brands, so Concur will retain its identity.

How is the acquisition being communicated externally?

SAP issued a press release and held a conference call with press, industry and financial analysts. Additionally, Concur has communicated to Concur customers and partners about the acquisition.

When is the acquisition set to close?

The transaction is expected to close in Q4 of calendar year 2014 or Q1 of calendar year 2015, subject to Concur stockholder approval, receipt of regulatory approvals and satisfaction of other customary closing conditions.

What happens during the time between the announcement and the close of this transaction?

The day to day does not change between now and close. You should continue to operate as you have focused on the same goals and business plans you have been executing on up to this point.

Will SAP continue its travel on-demand solutions or will it transition to Concur?

We expect to bring the combined strengths of SAP and Concur to bear for all of our combined customers to deliver an unparalleled travel management experience. As we are still in the early days and the transaction is not expected to close until Q4 calendar year 2014 or Q1 calendar year 2015, it will be business as usual for all SAP and Concur customers in the near term. More information about the solution portfolio will be available after the close of the transaction.

Will you bundle offerings of SAP and Concur’s solutions?

We will evaluate all solutions and potential joint offerings through a more comprehensive process after transaction close.

Where do we go if we have more questions?

Besides your manager, you can email InternalCommunications@Concur.com with questions you have. A team will review and consolidate all questions on an ongoing basis.

Employees, Organization, and Integration

From this announcement until the close of this transaction there are guidelines as to how our companies engage as well as our ability to provide answers to all of your questions. Until then you will continue to operate as usual and our teams will have the chance to truly engage in strategic and operational planning once the transaction closes. This timing is dependent upon government approval.

Do I still have a job?

Yes. This move is not about industry consolidation and layoffs. It is about innovating and growing our joint businesses. The skills and knowledge of Concur employees are critical to our success and the primary reason for this acquisition. SAP is relying on your deep experience in travel and expense management for businesses of all sizes. You are vital in developing our joint future and we’re counting on your engagement and support to make that happen. SAP is happy to welcome Concur employees to the SAP family. We do not anticipate workforce changes, and SAP will be working with Concur on go forward plans post-close and keep you informed throughout the process.

Will my job change?

Your job has not changed and is expected to stay consistent following successful completion of the transaction.

Why should Concur employees be excited to join SAP?

The strategy behind this merger is to jointly scale the Concur business in a way that we can only achieve together. This should be an exciting proposition for our employees, and we look forward to working on it together. Furthermore, being part of SAP opens up a world of career opportunities for the future, due to SAP’s sheer size and breadth. SAP is a top employer in many countries – partly due to a strong global culture that recognizes diversity of experience as one of the keys to our success.

What will happen to the Concur executive management team?

The existing management team will continue to lead Concur as part of the SAP organization, initially reporting to the Office of the CEO at SAP.

When can Concur employees expect more information on SAP benefits, employee plans, and programs?

Concur employees will remain on their existing benefits, employee plans and programs until the successful completion of the transaction. More details regarding SAP benefits will be provided following this milestone.

Will my salary be impacted?

Concur employees will not experience any reduction in their current salary as a direct result of the closing of this transaction. Following the closing, Concur will work with SAP to review the total compensation package today and work to ensure that a highly competitive package remains in place.

If I have a bonus plan with Concur, will my bonus plan be impacted? How will bonuses be handled for this year?

The FY14 bonus will be paid out in accordance with the existing bonus plan.

What will happen to the Employee Stock Purchase Program (ESPP)?

The plan will be discontinued when the transaction closes. The current purchase period under the plan will close October 31st, 2014. We will not open a new purchase period after that date and we will suspend our plan. For any shares you have purchased, they are treated like any other shares.

What will happen to my options and RSUs? What happens to my RSU’s that occurred in recognition of FY10 – FY12 performance (granted 2011 – 2013)?

For RSU grants that occurred in recognition of FY10 – FY12 performance, the value of the underlying shares will be fixed at the price per share of Concur’s common stock paid to stockholders generally in the transaction. The vesting of those RSUs will accelerate as part of the acquisition. The value payable for those shares will be the merger consideration per share times the number of vested shares underlying such RSUs taking into account such acceleration). The value of these awards will be settled with RSU holders no later than 30 days after the closing.

What happens to the treatment of my RSU’s that occurred in recognition for FY13 performance (granted 2014)?

For RSU grants that occurred in recognition of FY13 performance, the value of the RSU will be fixed based off the merger price per share times the number of shares underlying such RSUs. Such RSUs are subject to the normal vesting period of 25% each year, subject to acceleration in certain circumstances as described in the documents governing such RSU grants. You should consult the paperwork for your RSU grants for the vesting terms, including applicable acceleration provisions. Absent acceleration of the RSUs, when you hit a vesting date, instead of receiving stock of the company, you will receive cash equal o the above-mentioned value for the RSU shares that have become vested on such date.

Each RSU granted after September 18, 2014 will be converted by SAP into a cash settled award with a value equal to the product of the number of shares of Company common stock subject to the original RSU multiplied by the price per share of the Company’s common stock paid to stockholders generally in the transaction. This cash-settled right will vest in accordance with the original vesting schedule applicable to the underlying RSU award, subject to acceleration in certain cases.

What happens to my stock options?

For stock options, each stock option that is outstanding and unexercised immediately prior to the closing will be canceled in exchange for a cash payment to the option holder equal to the product of the number of shares subject to the option immediately prior to closing multiplied by an amount equal to and the excess of the merger consideration per share ($129 per share) over the exercise price of the option.

All payments on equity awards will be subject to applicable tax withholdings.

Does my immigration status change?

SAP believes strongly in securing the best talent globally and will work with each individual to understand and assess his/her situation with the goal of continuing to support ongoing immigration efforts.

Will Concur employees have to move to an SAP office?

Concur employees will remain at their current locations until the successful completion of the transaction. As Concur has done in the past, we will look for the best locations for our employees, and ensure we are addressing lease expirations as typical.

Which company policies will apply for me individually moving forward?

Until the successful completion of the transaction, SAP and Concur will remain two independent companies. As a result, all existing Concur policies, including its code of conduct, will remain unchanged. More information on SAP policies will be provided following the successful completion of the transaction.

Does the annual review process, merit increase and bonus process for FY14 change?

You will continue to execute on Concur’s annual review process for FY14. At this time all employees should be writing their self assessments and managers documenting their feedback. We will continue our normal process for merit adjustments based upon FY14 performance, with increases to be effective January 1, 2015.

Do we still need to complete FY15 goals for ourselves and for our teams?

Yes, you will be asked to work through our typical goal setting process for FY15. More communication on these steps will be made soon.

How does this impact our FY15 budgeting process and timeline?

FY15 budgets are now final and we will begin executing against those budgets effective October 1st. Our priorities and hiring plans remain mostly unchanged.

How does this impact our current hiring plans?

Hiring activity for the majority of roles will remain the same and part of our normal business between now and close.

Will we still have Fusion, Launch and other internal events?

We are planning to have Fusion as scheduled next year, and will also continue the Launch new hire events. The one event that will change is Ignite, which will be held in the January/February timeframe rather than in October. This change is intended to give us an opportunity to expand the scope of Ignite, and involve other functions in the company.

What does the integration timeline look like?

The transaction is expected to close in the fourth quarter of calendar year 2014 or the first quarter of calendar year 2015, subject to Concur stockholder approval, receipt of regulatory approvals and satisfaction of other customary closing conditions. Until then, business at SAP and Concur will operate as usual. More details on integration will be provided after that milestone.

What will the integration process look like?

Upon completion of the transaction, Concur is planned to operate as part of the SAP organization. It is planned that Concur’s management team will continue to run the business and report into the Office of the CEO at SAP.

What have been the success measures for recent acquisitions (i.e., Ariba, SuccessFactors)?

There are a number of success measures applied to each acquisition that SAP makes. Holistically, revenue attainment, people retention and engagement and attainment of the integration product roadmap are key success metrics that we track on a quarterly basis for all acquisitions.

Products and Technology

How will Concur’s solutions and technology fit into SAP?

Concur’s leading integrated travel and expense management solutions will further strengthen SAP’s portfolio. Concur’s open platform for connecting the entire travel and expense ecosystem of customers, suppliers and developers is a key element of SAP’s vision of building a ‘Network of Networks’. Concur will have access to SAP’s leading technologies to make Concur’s vision of ‘The Perfect Trip’ a reality.

As a result of this news today, are there any changes to how we sell Concur products? Are there new rules that must be aligned to SAP?

Until the successful completion of the transaction, sales to customers continue on their regular course. After the close, SAP and Concur’s product and go-to-market teams will determine the best approach with respect to determining any rules of engagement for the Field. We will provide an update on these plans following the close date.

When will a joint product offering be available? Will this be included in SAP’s standard pricing or will there be an additional fee?

Until the successful completion of the transaction, Concur will maintain its current product offerings. We will have details in this area following the successful completion of the transaction.

Didn’t SAP just recently invest in the cloud?

SAP intends to continue to invest in organic growth through innovation, but will also look for opportunities to accelerate the depth and breadth of its portfolio to offer additional value to its 261,000 customers. Concur’s world class travel and expense management solutions will further enrich SAP’s portfolio for the benefit of its customers.

Will Concur be re-platforming on SAP HANA?

Concur will evaluate opportunities to move to SAP technologies, and over time, we expect that Concur will implement SAP HANA wherever it is appropriate to deliver a better customer experience.

Go-to-Market

Who is communicating with Concur customers, partners, and analysts?

Following the distribution of the press release, we will conduct briefings with analysts and members of the media. We also will have one-on-one discussions with key Concur customers and partners as necessary.

What do SAP customers gain from this acquisition?

SAP’s cloud offering will get a significant boost with the addition of Concur’s solution portfolio. Concur’s leadership in travel and expense management solutions gives SAP an opportunity to offer its customers a world class solution and provides a key element to build a ‘Network of Networks’ by leveraging Concur’s open platform to connect the entire travel and expense ecosystem for the benefit of SAP’s customer.

What do Concur customers gain from this acquisition?

Concur customers will gain access to SAP’s vast portfolio of world-class solutions and the world’s largest global network, and support from the strongest enterprise software company in the world. We expect these benefits will be magnified as we achieve greater integration between Concur and SAP solutions.

What does this acquisition mean for partners of both companies?

This acquisition is expected to provide new opportunities for each company’s partners to strengthen and extend their relationships with both companies. Note that in general, in the short- to mid-term after closing, it will still be business as usual for Concur partners.

Can SAP account executives sell Concur solutions? If so, when?

The combined strength of our individual distribution forces and client bases is something we are looking forward to exploring. Until the deal closes, both companies remain separate and must conduct their business accordingly. Post-closing, field guidelines will be made available detailing the rules of engagement between Concur and SAP sales teams.

Can Concur solutions be sold on SAP paper?

Until the acquisition closes, both companies must operate independently. Once the acquisition is closed, a joint team of Concur and SAP will determine the path forward for making Concur solutions available via SAP contract paper.

What will happen to commitments Concur has made to customers/partners?

SAP intends to honor Concur’s contractual commitments.

What can I say to my client and contacts if they are asking questions about the acquisition and I don’t have the answer?

Here are a few points you can reinforce if you are asked a question and you’re not sure how to answer:

•	SAP and Concur will continue to operate as two separate companies until the deal closes.

•	Until the transaction closes, there is little more we can communicate beyond what has already been shared in the press release.

•	It’s too early to speculate on things like product plans, strategy or roadmaps since those decisions will only be made after the deal closes.

•	For now, it’s very much business as usual for us and we are continuing to focus on taking care of our customers and partners.

Forward Looking Statements

Statements in this communication regarding the proposed transaction between the SAP Group and Concur, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of the SAP Group and Concur constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all; the possibility that the parties may be unable to achieve expected benefits of the Merger within the expected time-frames or at all; inability to integrate Concur’s operations into those of the SAP Group successfully; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with current employees and customers) may be greater than expected following the transaction; any failure to retain Concur employees; competition facing the SAP Group and Concur is intense and may pose unexpected future challenges; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2013 filed with the SEC and in its most recent interim report on Form 6-K filed July 21, 2014 with the SEC, and Concur’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and in its most recent Quarterly Report on Form 10-Q filed with the SEC. The SAP Group and Concur assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition of Concur, Concur intends to file relevant materials with the SEC, including Concur’s preliminary proxy statement and its definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS OF CONCUR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCUR’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Concur at https://www.concur.com/en-us/investors/contact.

SAP and its directors and executive officers, and Concur and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concur’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 21, 2014. Information about the directors and executive officers of Concur is set forth in the proxy statement for Concur’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2014. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available. As of September 16, 2014, Concur’s directors and executive officers collectively owned approximately 1,336,909 shares of Concur’s common stock, which represented approximately 2% of the outstanding shares of Concur’s common stock as of such date. A more complete description of these arrangements and the interests of Concur’s directors and executive officers with respect to the Merger will be available in the Proxy Statement.

#    #    #

4.	Customer FAQ.

Concur Customer FAQ

Employment:

•	Why is SAP acquiring Concur?

•	SAP’s strategy is to be THE Cloud Company, and this means helping customers “Run simple” across everything that they do. SAP’s acquisition of Concur is another bold step forward in executing on this winning strategy. Concur is the market leader in the multi-billion dollar travel and expense market. The Concur platform will help fulfill this promise by enabling customers to simplify existing, complex processes with a globally scaled platform for travel and expense management.

•	When is the acquisition scheduled to be complete?

•	The acquisition is expected to close in the fourth quarter of 2014 or the first quarter of 2015 pending Concur stockholder approval, the receipt of approvals from the appropriate regulatory agencies and the satisfaction of customary closing conditions for the acquisition.

•	What happens between announcement and the closing of the acquisition?

•	Concur will remain an independent company continuing to run its business as usual.

•	Will Concur continue to operate as a stand-alone business?

•	SAP is planning to operate Concur as a stand-alone business within the SAP family immediately following the transaction closing.

•	What is the go forward strategy for Concur’s products and services?

•	SAP intends to have Concur’s products as a go forward offering inside of SAP’s product portfolio. SAP intends to continue investments in the future to develop Concur’s products further and deliver the combined value of SAP and Concur solutions to our customers.

•	Will there be any short-term impact to Concur’s product roadmap?

•	No, there are no plans to change the product roadmap. Concur may choose to take advantage of SAP’s technology platform and resources in our continuous efforts to improve our products and services.

•	What is the impact to my service?

•	There will be no impact to customer service.

•	Will my existing contacts at Concur change?

•	Your Client Development representative will likely not change due to the acquisition. However, there may be changes to ensure we align Concur resources with client needs especially in the case of joint customers.

•	Who should I contact if I have additional questions?

•	If you are already a Concur client, you can reach out to your Client Development representative.

•	What is the impact to my contract?

•	Existing contracts remain in force under their current terms.

•	Will my pricing change due to the acquisition?

•	Pricing will be governed under existing customer contracts.

•	Will Concur continue to support my organization or will SAP?

•	There are no changes currently planned for customer support.

•	Will any of Concur’s offerings be sunsetted?

•	There are no current plans to retire any products or services due to the acquisition. We will continue to evaluate our product portfolio and ensure we align with customer needs.

•	What if I have an ERP other than SAP?

•	There will be no impact to your current relationship or the products and services that you receive from Concur today. We will continue to offer and support Concur solutions that are agnostic to backend ERP systems.

•	Will Concur Expense be integrated more formally into SAP?

•	Over time we will evaluate the two technology platforms to determine if deeper integration between the products will deliver a better user experience.

•	How will this change affect the current implementations or deployments?

•	Clients should not notice any changes that would impact their existing service levels related to implementations or deployment.

•	Will Concur be re-platforming on SAP HANA?

•	Concur will evaluate opportunities to move to SAP technologies, and over time, we expect that Concur will implement SAP HANA wherever it can deliver a better customer experience.

Forward Looking Statements

Statements in this communication regarding the proposed transaction between the SAP Group and Concur, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of the SAP Group and Concur constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all; the possibility that the parties may be unable to achieve expected benefits of the Merger within the expected time-frames or at all; inability to integrate Concur’s operations into those of the SAP Group successfully; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with current employees and customers) may be greater than expected following the transaction; any failure to retain Concur employees; competition facing the SAP Group and Concur is intense and may pose unexpected future challenges; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2013 filed with the SEC and in its most recent interim report on Form 6-K filed July 21, 2014 with the SEC, and Concur’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and in its most recent Quarterly Report on Form 10-Q filed with the SEC. The SAP Group and Concur assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition of Concur, Concur intends to file relevant materials with the SEC, including Concur’s preliminary proxy statement and its definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS OF CONCUR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCUR’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Concur at https://www.concur.com/en-us/investors/contact.

SAP and its directors and executive officers, and Concur and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concur’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 21, 2014. Information about the directors and executive officers of Concur is set forth in the proxy statement for Concur’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2014. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available. As of September 16, 2014, Concur’s directors and executive officers collectively owned approximately 1,336,909 shares of Concur’s common stock, which represented approximately 2% of the outstanding shares of Concur’s common stock as of such date. A more complete description of these arrangements and the interests of Concur’s directors and executive officers with respect to the Merger will be available in the Proxy Statement.

5.	Email to suppliers of Concur.

Dear <supplier>

I’m excited to share that today SAP announced its intent to acquire Concur. The combination of Concur and SAP will bring together the leading cloud-based travel and expense platform with the market leading enterprise application software company, and we expect this union to drive significant value for our customers and travel partners.

Our vision, strategy, and commitment to TripLink and our travel partners will not only remain unchanged but will also be considerably advanced by the global distribution scale of SAP. SAP delivers software and services to more than 261,000 companies around the world, and this relationship will bring new resources and expertise to Concur customers and our partners. This reach will enable us to deliver Concur’s and our partners’ products and services into the marketplace at unparalleled scale. We believe this will magnify the value of our partnership for you while accelerating our Concur Travel and TripLink strategies.

We will provide you with more details in the coming months while we wait for regulatory clearances on the combination and work to satisfy other customary conditions for the closing of the transaction, a process that we expect will take until the end of this calendar year or early in 2015. Going forward, you should expect no changes to our existing partnership, service or support.

We value your feedback, and our whole leadership team, along with our Supplier Relations team, is available to answer any questions you may have. We remain 100% committed to your success and thank you for your partnership.

Sincerely,

Steve

Forward Looking Statements

Statements in this communication regarding the proposed transaction between the SAP Group and Concur, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of the SAP Group and Concur constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all; the possibility that the parties may be unable to achieve expected benefits of the Merger within the expected time-frames or at all; inability to integrate Concur’s operations into those of the SAP Group successfully; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with current employees and customers) may be greater than expected following the transaction; any failure to retain Concur employees; competition facing the SAP Group and Concur is intense and may pose unexpected future challenges; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2013 filed with the SEC and in its most recent interim report on Form 6-K filed July 21, 2014 with the SEC, and

Concur’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and in its most recent Quarterly Report on Form 10-Q filed with the SEC. The SAP Group and Concur assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition of Concur, Concur intends to file relevant materials with the SEC, including Concur’s preliminary proxy statement and its definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS OF CONCUR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCUR’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Concur at https://www.concur.com/en-us/investors/contact.

SAP and its directors and executive officers, and Concur and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concur’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 21, 2014. Information about the directors and executive officers of Concur is set forth in the proxy statement for Concur’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2014. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available. As of September 16, 2014, Concur’s directors and executive officers collectively owned approximately 1,336,909 shares of Concur’s common stock, which represented approximately 2% of the outstanding shares of Concur’s common stock as of such date. A more complete description of these arrangements and the interests of Concur’s directors and executive officers with respect to the Merger will be available in the Proxy Statement.

6.	Email to customers of Concur.

Dear <customer>

I’m excited to share that earlier today, we entered into an agreement to be acquired by SAP. The combination of Concur and SAP will bring together the leading cloud-based Travel and Expense platform with the market leading enterprise application software company, and we expect this union to drive significant value for our customers.

SAP delivers software and services to more than 261,000 companies around the world, and this relationship will bring new resources and expertise to Concur customers. This also expands the opportunity to attract developers and partners to the Concur platform, enabling us to continue to extend the capabilities available to you and your business. We expect our focus on innovation and on the success of our customers to be even stronger in the years ahead.

SAP’s “Run Simple” philosophy aligns well with our desire to deliver effortless solutions that help you to focus on what matters, the success of your business.

We expect to receive regulatory approval on the transaction late in 2014 or early in 2015. We will provide you with more details in the coming months. Post the close of the transaction, Concur is currently planned to operate as part of the SAP organization, initially reporting to the Office of the CEO at SAP.

We value your feedback, and our whole leadership team, along with our account managers, is available to answer any questions you may have. We remain 100% committed to your success and thank you for your business.

Sincerely,

Steve

Forward Looking Statements

Statements in this communication regarding the proposed transaction between the SAP Group and Concur, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of the SAP Group and Concur constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all; the possibility that the parties may be unable to achieve expected benefits of the Merger within the expected time-frames or at all; inability to integrate Concur’s operations into those of the SAP Group successfully; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with current employees and customers) may be greater than expected following the transaction; any failure to retain Concur employees; competition facing the SAP Group and Concur is intense and may pose unexpected future challenges; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2013 filed with the SEC and in its most recent interim report on Form 6-K filed July 21, 2014 with the SEC, and Concur’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and in its most recent Quarterly Report on Form 10-Q filed with the SEC. The SAP Group and Concur assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition of Concur, Concur intends to file relevant materials with the SEC, including Concur’s preliminary proxy statement and its definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS OF CONCUR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCUR’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Concur at https://www.concur.com/en-us/investors/contact.

SAP and its directors and executive officers, and Concur and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concur’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 21, 2014. Information about the directors and executive officers of Concur is set forth in the proxy statement for Concur’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2014. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available. As of September 16, 2014, Concur’s directors and executive officers collectively owned approximately 1,336,909 shares of Concur’s common stock, which represented approximately 2% of the outstanding shares of Concur’s common stock as of such date. A more complete description of these arrangements and the interests of Concur’s directors and executive officers with respect to the Merger will be available in the Proxy Statement.

7.	Email to partners of Concur.

Dear <partner>

I’m excited to share that today SAP announced its intent to acquire Concur. The combination of Concur and SAP will bring together the leading cloud-based travel and expense platform with the market leading enterprise application software company, and we expect this union to drive significant value for our customers and partners.

Our vision, strategy and initiatives not only remain unchanged, but will be considerably advanced by the global scale of SAP. SAP delivers software and services to more than 261,000 companies around the world, and this relationship will bring new resources and expertise to Concur’s customers and our partners. We believe this will magnify the value of our partnership for you while accelerating our partner strategy.

We will provide you with more details in the coming months while we wait for regulatory clearances on the combination and work to satisfy other customer conditions for the closing of the transaction, a process that we expect will take until the end of this calendar year or early in 2015. Going forward, you should expect no changes to our existing partnership, service or support.

We value your feedback, and our whole leadership team, along with our Partner Team, is available to answer any questions you may have. We remain 100% committed to your success and thank you for your business.

Sincerely,

Steve

Forward Looking Statements

Statements in this communication regarding the proposed transaction between the SAP Group and Concur, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding the future expectations, beliefs, goals, plans or prospects of the SAP Group and Concur constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and (collectively, “forward-looking statements”). Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ inability to consummate the Merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of stockholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all; the possibility that the parties may be unable to achieve expected benefits of the Merger within the expected time-frames or at all; inability to integrate Concur’s operations into those of the SAP Group successfully; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with current employees and customers) may be greater than expected following the transaction; any failure to retain Concur employees; competition facing the SAP Group and Concur is intense and may pose unexpected future challenges; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in SAP’s Annual Report on Form 20-F for the year ended December 31, 2013 filed with the SEC and in its most recent interim report on Form 6-K filed July 21, 2014 with the SEC, and Concur’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and in its most recent Quarterly Report on Form 10-Q filed with the SEC. The SAP Group and Concur assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition of Concur, Concur intends to file relevant materials with the SEC, including Concur’s preliminary proxy statement and its definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS OF CONCUR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCUR’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Concur at https://www.concur.com/en-us/investors/contact.

SAP and its directors and executive officers, and Concur and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concur’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SAP is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 21, 2014. Information about the directors and executive officers of Concur is set forth in the proxy statement for Concur’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2014. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available. As of September 16, 2014, Concur’s directors and executive officers collectively owned approximately 1,336,909 shares of Concur’s common stock, which represented approximately 2% of the outstanding shares of Concur’s common stock as of such date. A more complete description of these arrangements and the interests of Concur’s directors and executive officers with respect to the Merger will be available in the Proxy Statement.